SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 17, 1997

                           VESTCOM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

    New Jersey                333-23519                22-3477425
 (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification
  incorporation)                                       Number)


              1100 Valley Brook Avenue, Lyndhurst, New Jersey 07071
               (Address of principal executive offices) (Zip Code)



                         Registrant's telephone number,
                       including area code: (201) 935-7666

Item 5.  Other Events

         The Company's Press Release, dated November 17, 1997, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.





Item 7.  Financial Statements and Exhibits

         Exhibit No. 99.1  Press Release dated November 17, 1997





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VESTCOM INTERNATIONAL, INC.


November 17, 1997             By:  /s/ Sheryl Bernstein Cilenti
                                   ________________________________________
                                   Sheryl Bernstein Cilenti, Vice President